SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) March 31, 2005

                       ALLIANCE DISTRIBUTORS HOLDING INC.
               (Exact name of Registrant as Specified in Charter)


                          Delaware 000-32319 33-0851302
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             (State of Other Jurisdiction (Commission (IRS Employer
               of Incorporation) File Number) Identification No.)

                15-15 132nd Street, College Point, New York 11356
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                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (718) 747-1500
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 2.02. Results of Operations and Financial Condition.

      On March 31, 2005, the Registrant issued a press release announcing financial results for the fourth quarter and year ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

      In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits Furnished

            99.1  Press Release dated March 31, 2005

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ALLIANCE DISTRIBUTORS HOLDING INC.

Date:    March 31, 2005               By: /s/ Jay Gelman
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                                          Name:  Jay Gelman
                                          Title: Chairman and
                                          Chief  Executive Officer

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                                INDEX TO EXHIBITS


Exhibit
No.      Description
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99.1     Press Release dated March 31, 2005